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                                First Amendment to the
                                      AAR CORP.
                     Supplemental Key Employee Retirement Plan
                     -----------------------------------------

    WHEREAS, AAR CORP. ("Company") adopted the AAR CORP. Supplemental Key Employee Retirement Plan ("SKERP") effective as of June 1, 1994; and
    WHEREAS, the Company has reserved the right to amend the SKERP and deems it appropriate to do so in certain respects;
    NOW, THEREFORE, the SKERP is hereby amended as follows, effective as of June 1, 1995:

    1.   The following language is added at the end of Section 3.1(a):

              "and (3) his Compensation was subject to any maximum annual limits established by the Company from time to time for Executive or Key Employee participants through its Retirement Plan Administrative Committee upon recommendation of management"

    2. The title of Section 3.7 is deleted and the word "Equivalencies" is substituted in lieu thereof, and the word "actuarial" is deleted from the third and fifth lines of Section 3.7.

    3. The words "no later than 60 days after the last day of such Plan Year" at the end of Section 4.1 are deleted and the following is substituted in lieu thereof:

              "at the same time as Qualified Salary Deferral Contributions are made for such Plan Year."

    4. The last sentence of Section 4.2 is deleted and the following is substituted in lieu thereof:

              "A Supplemental Salary Deferral Agreement shall be made at least thirty days prior to the effective date thereof and shall remain in full force and effect subsequently until revised or revoked by a Participant by written instrument delivered to the Committee at least 30 days prior to the date the revision or revocation is to become effective."

    5. The words "no later than 60 days after the last day of such Plan Year" at the end of Section 4.3 are deleted and the following is substituted in lieu thereof:

              "at the same time as Qualified Company Contributions are made for such Plan Year."

    6. The words "no later than 120 days after the last day of such Plan Year" at the end of Section 4.4 are deleted and the following is substituted in lieu thereof:


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              "at the same time as Qualified Profit Sharing Contributions are made for such Plan Year."

    7.   The first line of Section 4.6(a) is amended to read as follows:

              "(a) TERMINATION OF EMPLOYMENT PRIOR TO DEATH. Following termination of a"

    8. The word "two" in line 5 of Section 5.1 is deleted and the word "one" is substituted in lieu thereof.


    IN WITNESS WHEREOF, this First Amendment has been executed this 25th day of July, 1995, effective as of June 1, 1995.
                                       AAR CORP.

                                       By: /s/ Ira A. Eichner
                                          -------------------------------------
                                            Ira A. Eichner, Chairman


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                               SECOND AMENDMENT TO THE
                 AAR CORP. SUPPLEMENTAL KEY EMPLOYEE RETIREMENT PLAN


    WHEREAS, AAR CORP. ("Company") adopted the AAR CORP. Supplemental Key Employee Retirement Plan ("SKERP"), effective June 1, 1994; and
    WHEREAS, the Company amended the SKERP effective June 1, 1995, and deems it appropriate to further amend the SKERP in certain respects;
    NOW, THEREFORE, the SKERP is hereby amended, as follows, effective as of January 1, 1996:

    1.   The following paragraph (f) is hereby added at the end of Section 4.5:
         (f) TRUST AGREEMENT NO. 2 - Notwithstanding the preceding provisions of this Section, during the existence of Trust Agreement No. 2 referred to in the second paragraph of Section 8.2, the Company shall direct the Trustee of Trust Agreement No. 2 to invest and reinvest amounts credited to a Participant's Supplemental Salary Deferral Account, Supplemental Company Account, and Supplemental Profit Sharing Account as directed by the Participant pursuant to the preceding provisions of this Section 4.5. Such directions shall be given by the Company to the Trustee of Trust Agreement No. 2 as soon as practicable after such directions are given to the Company by the Participant.
    2.   The following paragraph is added to Section 8.2:
         Notwithstanding the provisions of Section 8.1, the Company on or as soon as practicable after January 1, 1996, shall enter into a Trust Agreement ("Trust Agreement No. 2") with a bank or trust company (with a combined capital and surplus in excess of $100,000,000) located in the continental United States as Trustee, whereby the Company shall agree to contribute to a trust ("Trust No. 2") initially and annually thereafter for the purpose of accumulating assets sufficient to provide for Supplemental Salary Deferral Contributions, Supplemental Company Contributions and Supplemental Profit Sharing Contributions with respect to Participants under Article IV hereof. Trust Agreement No. 2


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    shall be substantially in the form of the model trust agreement set forth in Internal Revenue Service Procedure 92-64, or any subsequent Internal Revenue Service Procedure, and shall include provisions required in such model trust agreement that all assets of Trust No. 2 shall be subject to the creditors of the Company in the event of insolvency. Trust Agreement No. 2 shall include such provisions as are applicable with respect to the investment and reinvestment of such Contributions pursuant to directions given by Participants to the Company and transmitted by the Company to the Trustee of Trust Agreement No. 2 pursuant to paragraph (f) of Section 4.5.

    IN WITNESS WHEREOF, this Second Amendment has been executed this 8th day of January, 1996, effective as of January 1, 1996.

                                       AAR CORP.


                                       By /s/ Ira A. Eichner
                                         --------------------------------------
                                              Ira A. Eichner, Chairman


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                                THIRD AMENDMENT TO THE
                 AAR CORP. SUPPLEMENTAL KEY EMPLOYEE RETIREMENT PLAN


    WHEREAS, AAR CORP. (the "Company") adopted the AAR CORP. Supplemental Key Employee Retirement Plan ("SKERP"), effective June 1, 1994; and
    WHEREAS, the Company amended the SKERP, effective June 1, 1995 and January 1, 1996, and deems it appropriate to further amend the SKERP in certain respects;
    NOW THEREFORE, Section 4.5 of the SKERP is hereby amended, effective as of June 1, 1996, as follows:

    4.5  Investment of Supplemental Contributions.
         (a) INVESTMENTS. Amounts credited hereunder to the Supplemental Salary Deferral Account, Supplemental Company Account, and Supplemental Profit Sharing Account of a Participant shall be treated as if they were actually invested in various investment funds that are made available by the Committee from time to time and as are designated by each Participant pursuant to investment directions given to the Committee. Such Accounts shall be credited with earnings, gains and losses of the applicable investment funds on the last day of each calendar quarter or on such other date selected by the Committee. Investment directions shall be made by a Participant in specified multiples of 10%.
         (b) INVESTMENT CHANGES. Each Participant shall have the right to direct the Committee to modify his investment directions made pursuant to paragraph (a) above with respect to amounts credited to his Supplemental Salary Deferral Account, Supplemental Company Account and Supplemental Profit Sharing Account


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after the date such modification direction becomes effective, in specified multiples of 10%. Each Participant shall also have the right to direct the Committee to change the investment directions made pursuant to paragraph (a) above with respect to amounts credited to his Accounts on the date such direction to change becomes effective, in specified multiples of 10%.
         (c) EFFECTIVE DATE OF INVESTMENT DIRECTION. Any investment direction, or modification or change of an investment direction, made pursuant to paragraph (a) or (b) above, shall be effective as soon as practicable (and in any event not later than the first day of the month that occurs at least 30 days) after the date the applicable direction is given to the Committee. A modification or change of an investment direction made pursuant to paragraph (b) may, if required by an administrative rule promulgated by the Committee, be made only once in each calendar quarter.
    In the event that the sponsor of the investment funds permits more frequent fund transfers than permitted above, or does not require written direction to authorize fund transactions, the Committee may waive or modify the requirements set forth in the preceding provisions of this Section as it deems appropriate.
         (d) INVESTMENT FUNDS. Any investments made by the Company or by the Trustee of Trust Agreement No. 2 referred to in paragraph (f) below to conform to directions made by a Participant pursuant to this Section shall be in investment funds maintained in the name of the Company, or in the name of such Trustee, and no Participant shall at any time have any interest in the assets of any such investment fund.


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         (e)  STATEMENT OF ACCOUNTS.  A statement of accounts for each
Participant, showing contributions, earnings, gains and losses and current balances of the Accounts provided for under this Article IV shall be provided to each Participant on not less than a quarterly basis.
         (f) TRUST AGREEMENT NO. 2. Notwithstanding the preceding provisions of this Section, during the existence of Trust Agreement No. 2 referred to in the second paragraph of Section 8.2, the Company shall direct the Trustee of Trust Agreement No. 2 to invest and reinvest amounts to conform to directions made by a Participant pursuant to the preceding provisions of this Section 4.5. Directions shall be given by the Company to the Trustee of Trust Agreement No. 2 as soon as practicable after such directions are given to the Company by the Participant.

    IN WITNESS WHEREOF, this Third Amendment has been executed, this 30th day of May, 1996, effective as of June 1, 1996.


                             AAR CORP.

                             By /s/ Ira A. Eichner
                               --------------------------------------
                               Ira A. Eichner, Chairman


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